UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

MOVADO GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 19, 2014

mtgdate>.
MOVADO GROUP, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: April 23, 2014 Date: June 19, 2014 Time: 10:00 AM EDT Location: 25 West 39th Street 15th Floor New York, NY 10018

MOVADO GROUP, INC C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report     2. Notice & Proxy Statement     3. Shareholder Letter
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 05, 2014 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors Nominees
01	Margaret Hayes Adame	02	Peter A. Bridgman	03	Richard Coté	04	Alex Grinberg	05	Efraim Grinberg
06	Alan H. Howard	07	Richard Isserman	08	Nathan Leventhal	09	Maurice Reznik

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2	To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending January 31, 2015.

3	To approve an amendment and restatement of the Company's Executive Performance Plan, originally established effective February 1, 2001 and subsequently amended and restated effective February 1, 2014.

4	To approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the proxy statement under "Executive Compensation".

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

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